Exhibit 10(hh)

TENET HEALTHCARE 2008 STOCK INCENTIVE PLAN
TERMS AND CONDITIONS OF
CASH-BASED LONG-TERM PERFORMANCE AWARDS

The Human Resources Committee (the “Committee”) of the Board of Directors of Tenet Healthcare Corporation (the “Company”) is authorized under the Company’s 2008 Stock Incentive Plan, as such may be amended from time to time (the “Plan”), to make awards of Performance Cash and to determine the terms of such Performance Cash awards.

On [Grant Date] (the “Grant Date”), the Committee granted you, [Participant Name] (“You”), a Performance Cash award (the “Award”). This Award was granted by the Committee subject to the terms and conditions set forth below in this certificate (the “Certificate”). The Award is also subject to the terms and conditions of the Plan, which are incorporated herein by this reference. Each capitalized term not otherwise defined herein will have the meaning given to such term in the Plan.

1.
Grant. The Committee has granted You a Performance Cash award representing the right to earn [$ Target Award Amount] based upon target performance as set forth in Appendix A (“Target Performance Cash”) and up to a maximum of 200% of the Target Performance Cash in consideration for services to be performed by You for the Company or a Subsidiary of the Company.

2.	Performance Criteria.

(a)	Performance Period. Your Award is subject to a three-year performance period that began on January 1, 2017 and ends on December 31, 2019 (the “Performance Period”).

(b)
Performance Measures. Your Award will provisionally vest based on the Company’s achievement of the performance goals set forth in Appendix A (subject to the further vesting requirements of Section 3 below) (the “Performance Criteria”).

3.
Vesting. Subject to the satisfaction of the threshold Performance Criteria set forth in Section 2 and Appendix A of this Certificate and in accordance with Sections 4 and 5 below, the Award which has provisionally vested under Section 2 above will vest on the third anniversary of the Grant Date (the “Vesting Date”). Your Award will vest to the extent provided in, and in accordance with, the terms of this Certificate. If Your employment terminates or if You cease providing services to the Company or a Subsidiary for any reason other than as set forth in Section 4 or 5 below, prior to the Vesting Date, Your unvested Award will be automatically cancelled.

4.	Certain Termination Events.
Death, Disability, Qualifying Termination or Retirement. Your unvested Award will vest as provided in this Section 4 in the event of Your:
(i) Death,
(ii) Disability (as defined under section 409A(a)(2)(C)(ii) of the Code),
(iii) Qualifying Termination, or
(iv) Retirement (retirement on or after age 62)
(each a “Termination Event”), prior to the Vesting Date. In the event of such a Termination Event, a pro-rated portion (based on the number of months You are actually employed during the Performance Period) of Your Award will vest on the Vesting Date, taking into account the Company’s actual performance with respect to the applicable Performance Criteria.

5.	Change in Control. In the event of a Change in Control, the following provisions will apply:
(a) If the successor company assumes the Award or substitutes another grant for such Award and you incur a Termination Event within the Protection Period, the unvested Award (or substitute grant) will vest as provided in Section 4 above.

(b)
If the successor company does not assume the Award, or substitute another grant for the Award, and if either (i) the Change in Control occurs within the Performance Period, then each of the Performance Criteria will be deemed to have been met at the target level and the unvested Award representing the Target Performance Cash will fully vest immediately prior to the occurrence of the Change in Control,

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or (ii) the Change in Control occurs after the end of the Performance Period, but prior to the Vesting Date, then Your provisionally vested Award will fully vest immediately prior to the occurrence of the Change in Control.

(c)
In lieu of (a) or (b), the Committee may declare the level at which the Performance Criteria are deemed to be met and the unvested Award will vest to that extent immediately prior to the occurrence of the Change in Control.

6.
Settlement; Tax Withholding. Upon the vesting of Your Award, Your Award will be settled in Cash within 60 days and You will recognize ordinary income. Notwithstanding the foregoing, to the extent required to comply with Section 409A of the Code, if You are a “specified employee” within the meaning of Section 409A of the Code, and the vesting of Your Award is triggered as a result of Your termination of employment, the delivery of the Award shall be delayed until (a) the six-month anniversary of Your separation from service (within the meaning of Section 409A), or (b) if earlier, as soon as practicable following Your death. The Company is required to withhold payroll taxes due with respect to that ordinary income. Pursuant to the Plan, at its option the Committee either may (a) have the Company withhold cash or (b) require You to pay to the Company the amount of the tax withholding.

7.
Transferability. The Award generally may not be transferred, assigned or made subject to any encumbrance, pledge, or charge. Limited exceptions to this rule apply in the case of death, divorce, or gift as provided in Section 12.3 of the Plan.

8.
Clawback. Any Award You are granted hereunder and/or cash you receive in settlement of such Award shall be subject to recovery by the Company in the circumstances and manner provided in any Incentive Compensation Clawback Policy that may be adopted or implemented by the Company and in effect from time to time on or after the date hereof, and You shall effectuate any such recovery at such time and in such manner as the Company may specify. For purposes of this Certificate, the term “Incentive Compensation Clawback Policy” means and includes any policy of the type contemplated by Section 10D of the Securities Exchange Act, any rules or regulations of the Securities and Exchange Commission adopted pursuant thereto, or any related rules or listing standards of any national securities exchange or national securities association applicable to the Company. Until the Company shall adopt such an Incentive Compensation Clawback Policy, the following clawback provision shall apply to the Award:

In the event that, within three years of the end of the Performance Period, the Company restates its financial results with respect to the Company’s performance during the Performance Period due to material non-compliance with any financial reporting requirement under the securities laws as generally applied and the Board of Directors determines Your fraud or misconduct caused or partially caused the need for the restatement, then the Board of Directors shall require You to immediately return to the Company the Award or the amount of any cash you receive in settlement of the Award (plus a reasonable rate of interest if deemed appropriate by the Board of Directors) that would not have been granted and/or vested based upon the restated financial results.

9.
Effect on Other Employee Benefit Plans. The value of the Award evidenced by this Certificate will not be included as compensation, earnings, salaries, or other similar terms used when calculating Your benefits under any employee benefit plan sponsored by the Company or a Subsidiary, except as such plan otherwise expressly provides.

10.
No Employment Rights. Nothing in this Certificate will confer upon You any right to continue in the employ or service of the Company or any Subsidiary or affect the right of the Company or a Subsidiary to terminate Your employment at any time with or without cause.

11.
Amendment. By written notice to You, the Committee reserves the right to amend the Plan or the provisions of this Certificate provided that no such amendment will impair in any material respect Your rights under this Certificate without Your consent except as required to comply with applicable securities laws or Section 409A of the Code.

12.
Severability. If any term or provision of this Certificate is declared by any court or government authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any term or provision of this Certificate not declared to be unlawful or invalid. Any term or provision of this Certificate so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to such term or provision to the fullest extent possible while remaining lawful and valid.

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13.
Construction. A copy of the Plan has been made available to You and additional copies of the Plan are available upon request to the Company’s Corporate Secretary at the Company’s principal executive office during normal business hours. To the extent that any term or provision of this Certificate violates or is inconsistent with an express term or provision of the Plan, the Plan term or provision shall govern and any inconsistent term or provision in this Certificate shall be of no force or effect.

14.
Binding Effect and Benefit. This Certificate shall be binding upon and, subject to the terms and conditions hereof, inure to the benefit of the Company, its successors and assigns, and You and Your successors and assigns.

15.
Entire Understanding. This Certificate embodies the entire understanding and agreement of the Company and You in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind the Company or You.

16.	Governing Law. This Certificate shall be governed by, and construed in accordance with, the laws of the State of Nevada, without reference to principles of conflict of laws.

Electronic Signature:     [Electronic Signature]
Acceptance Date    [Acceptance Date]

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TENET HEALTHCARE 2008 STOCK INCENTIVE PLAN
TERMS AND CONDITIONS OF
NON-QUALIFIED STOCK OPTION PERFORMANCE AWARDS

The Human Resources Committee (the “Committee”) of the Board of Directors of Tenet Healthcare Corporation (the “Company”) is authorized under the Company’s 2008 Stock Incentive Plan, as such may be amended from time to time (the “Plan”), to make awards of non-qualified stock options and to determine the terms of such stock options.

On [Grant Date] (the “Grant Date”), the Committee granted you, [Participant Name] (“You”), an award of non-qualified stock options (the “Stock Options”). The Stock Options were granted by the Committee subject to the terms and conditions set forth below in this certificate (the “Certificate”). The Stock Options are also subject to the terms and conditions of the Plan, which are incorporated herein by this reference. Each capitalized term not otherwise defined herein will have the meaning given to such term in the Plan.

1.
Grant. The Committee has granted You Stock Options representing the right to purchase [Number of Shares Granted] Shares, with a $[Grant Price] exercise price per Share (the “Exercise Price”), in consideration for services to be performed by You for the Company or a Subsidiary of the Company. The Stock Options are not intended to qualify as “incentive stock options” as defined in Section 422 of the Code.

2.	Performance Criterion.

(a)	Performance Period. Your Stock Options are subject to a three-year performance period that begins on the Grant Date and ends on the third anniversary of the Grant Date (the “Performance Period”).

(b)
Performance Measures. Your Stock Options will provisionally vest if the closing price per Share as reported on the New York Stock Exchange equals or exceeds $23.74 for any twenty (20) consecutive trading days during the Performance Period (the “Performance Criterion”).

3.	Vesting. Subject to the satisfaction of the Performance Criterion, the Stock Options will vest on the third anniversary of the Grant Date (the “Vesting Date”).
The Stock Options will expire on [Expiration Date] (the “Expiration Date”). Your Stock Options will vest to the extent provided in, and in accordance with, the terms of this Certificate. If Your employment terminates or if You cease providing services to the Company or a Subsidiary for any reason other than as set forth in Section 4 or 5 below, prior to the Vesting Date, Your unvested Stock Options will be automatically cancelled.

4.	Certain Termination Events. Your unvested Stock Options will vest as provided in this Section 4 in the event of Your:

(i)	Death,

(ii)	Disability (as defined under section 409A(a)(2)(C)(ii) of the Internal Revenue Code),

(iii)	Qualifying Termination, or
(iv) Retirement on or after age 62
(each a “Termination Event”), in each case prior to the Vesting Date. In the event of such a Termination Event, a pro-rated portion (based on the number of months You are actually employed during the Performance Period) of Your Stock Options will vest on the Vesting Date, if the Performance Criterion is achieved.

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In the event of Your death, disability, or retirement on or after age 62, Your vested Stock Options will remain exercisable until the Expiration Date. In the event of Your Qualifying Termination, Your vested Stock Options will remain exercisable until the earlier of (i) 90 days following the later of Your date of employment termination or the Vesting Date, or (ii) the Expiration Date. In the event of Your termination for Cause, all of Your Stock Options (whether then vested or unvested) shall be immediately forfeited and cancelled.

5.
Change in Control. In the event of a Change in Control, if the Fair Market Value of the Shares subject to the Stock Options does not exceed the Exercise Price, the Stock Options will terminate and be cancelled. If the Fair Market Value of the Shares subject to the Stock Options is greater than the Exercise Price, the following provisions will apply:

(a)
If the successor company assumes the Stock Options or substitutes other options for such Stock Options and You incur a Qualifying Termination within the Protection Period, but before the end of the Performance Period, and the Performance Criterion is met, the Stock Options (or substitute options) will vest as provided in Section 4 above. In the event of any Qualifying Termination within the Protection Period under such circumstances, any vested Stock Options (or substitute options) will remain exercisable until the earlier of (i) twenty-four (24) months following the later of your date of termination or the Vesting Date, or (ii) the Expiration Date.

(b)
If the successor company does not assume the Stock Options, or substitute other options for the Stock Options, the Performance Criterion will be deemed to have been met and the Stock Options will fully vest immediately prior to the occurrence of the Change in Control and remain exercisable until the Expiration Date. Any Stock Options that may have vested as a result of a Qualifying Termination within the Protection Period and prior to the Change in Control shall also be exercisable until the Expiration Date.

Notwithstanding the foregoing, in the event of a Change in Control, the Committee may cancel all outstanding Stock Options and pay You in cash, Shares or a combination of cash and Shares, the difference between the then Fair Market Value of a Share and the Exercise Price multiplied by the number of Stock Options.

6.	Exercise. Subject to the terms of the Plan, You may exercise Your Stock Options and pay the exercise price for Your Shares:

(a)	in cash or cash equivalents;

(b)	by having the Company withhold Shares otherwise issuable on exercise;

(c)	by exercising Your Options to buy Shares and selling enough of the shares to cover the Exercise Price, estimated income taxes, and any applicable fees; or

(c)	by exercising Your Stock Options and then immediately selling the Shares.
Upon the exercise of Your Stock Options, You will recognize ordinary income. The Company is required to withhold payroll taxes due with respect to that ordinary income. Pursuant to the Plan, at its option the Committee either may (1) have the Company withhold Shares having a Fair Market Value equal to the amount of the tax withholding or (2) require You to pay to the Company the amount of the tax withholding.

7.
Rights as Shareholder. You will not have any rights of a shareholder prior to the exercise of Your Stock Options and the delivery of the Shares, at which time You will have all of the rights of a shareholder with respect to the Shares received upon the exercise of those Stock Options, including the right to vote the Shares and receive all dividends and other distributions, if any, paid or made with respect thereto.

8.
Clawback. Any Shares issued upon the exercise of the Stock Options or other amounts paid or provided to You pursuant to this Certificate (including any gains realized on Shares upon the exercise of the Stock Options) shall be subject to recovery by the Company in the circumstances and manner provided in any Incentive Compensation Clawback Policy that may be adopted or implemented by the Company and in effect from time to time on or after the date hereof, and You shall effectuate any such recovery at such time

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and in such manner as the Company may specify. For purposes of this Certificate, the term “Incentive Compensation Clawback Policy” means and includes any policy of the type contemplated by Section 10D of the Securities Exchange Act, any rules or regulations of the Securities and Exchange Commission adopted pursuant thereto, or any related rules or listing standards of any national securities exchange or national securities association applicable to the Company. Until the Company shall adopt such an Incentive Compensation Clawback Policy, the following clawback provision shall apply to the Stock Options:
In the event that, within three years of the end of the Performance Period, the Company restates its financial results with respect to the Company’s performance during the Performance Period due to material non-compliance with any financial reporting requirement under the securities laws as generally applied and the Board of Directors determines Your fraud or misconduct caused or partially caused the need for the restatement, then the Board of Directors shall require You to immediately return to the Company the Stock Options or any Shares issued upon the exercise of the Stock Options (including any gains realized on Shares upon the exercise of the Stock Options) or the pre-tax income derived from any disposition of the Shares previously received upon the exercise of the Stock Options (plus a reasonable rate of interest if deemed appropriate by the Board of Directors) that would not have been granted and/or vested based upon the restated financial results.

9.
Transferability. The Stock Options generally may not be transferred, assigned or made subject to any encumbrance, pledge or charge. Limited exceptions to this rule apply in the case of death, divorce or gift as provided in Section 12.3 of the Plan.

10.
Effect on Other Employee Benefit Plans. The value of the Stock Options evidenced by this Certificate will not be included as compensation, earnings, salaries, or other similar terms used when calculating Your benefits under any employee benefit plan sponsored by the Company or a Subsidiary, except as such plan otherwise expressly provides.

11.
No Employment Rights. Nothing in this Certificate will confer upon You any right to continue in the employ or service of the Company or any Subsidiary or affect the right of the Company or a Subsidiary to terminate Your employment at any time with or without cause.

12.
Amendment. By written notice to You, the Committee reserves the right to amend the Plan or the provisions of this Certificate provided that no such amendment will impair in any material respect Your rights under this Certificate without Your consent except as required to comply with applicable securities laws or Section 409A of the Code.

13.
Severability. If any term or provision of this Certificate is declared by any court or government authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any term or provision of this Certificate not declared to be unlawful or invalid. Any term or provision of this Certificate so declared to be unlawful or invalid will, if possible, be construed in a manner that will give effect to such term or provision to the fullest extent possible while remaining lawful and valid.

14.
Construction. A copy of the Plan has been made available to You and additional copies of the Plan are available upon request to the Company’s Corporate Secretary at the Company’s principal executive office during normal business hours. To the extent that any term or provision of this Certificate violates or is inconsistent with an express term or provision of the Plan, the Plan term or provision will govern and any inconsistent term or provision in this Certificate will be of no force or effect.

15.
Binding Effect and Benefit. This Certificate will be binding upon and, subject to the terms and conditions hereof, inure to the benefit of the Company, its successors and assigns, and You and Your successors and assigns.

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16.
Entire Understanding. This Certificate embodies the entire understanding and agreement of the Company and You in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, will bind the Company or You.

17.	Governing Law. This Certificate will be governed by, and construed in accordance with, the laws of the State of Nevada, without reference to principles of conflict of law.

Electronic Signature:     [Electronic Signature]

Acceptance Date:    [Acceptance Date]

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TENET HEALTHCARE 2008 STOCK INCENTIVE PLAN
TERMS AND CONDITIONS OF
RESTRICTED STOCK UNIT AWARDS

The Human Resources Committee (the “Committee”) of the Board of Directors of Tenet Healthcare Corporation (the “Company”) is authorized under the Company’s 2008 Stock Incentive Plan, as such may be amended from time to time (the “Plan”), to make awards of restricted stock units and to determine the terms of such restricted stock units.

On [Grant Date] (the “Grant Date”), the Committee granted you, [Participant Name] (“You”), an award of restricted stock units (the “RSUs”). The RSUs were granted by the Committee subject to the terms and conditions set forth below in this certificate (the “Certificate”). The RSUs are also subject to the terms and conditions of the Plan, which is incorporated herein by this reference. Each capitalized term not otherwise defined herein will have the meaning given to such term in the Plan.

1.    Grant. The Committee has granted You RSUs representing [Number of Shares Granted] Shares in consideration for services to be performed by You for the Company or a Subsidiary of the Company.

2.    Vesting. In accordance with Sections 3 and 4 below, the RSUs will vest as follows: (a) one-third will vest on the first anniversary of the Grant Date, (b) one-third will vest on the second anniversary of the Grant Date, and (c) one-third will vest on the third anniversary of the Grant Date (the “Vesting Period”).
Your RSUs will vest to the extent provided in, and in accordance with, the terms of this Certificate. If Your employment terminates or if You cease providing services to the Company or a Subsidiary for any reason other than as set forth in Sections 3 or 4 below, Your unvested RSUs will automatically be cancelled.

3.    Certain Termination Events.
(a)    All unvested RSUs will vest on the date of Your termination of employment in the event Your employment is terminated for any of the following reasons:

(i)	Death, or

(ii)	Disability (as defined under section 409A(a)(2)(C)(ii) of the Code).

(b)
Retirement on or after age 62 or Qualifying Termination. On the date of Your termination of employment as a result of Your retirement on or after reaching age 62 or a Qualifying Termination, You will be entitled to pro-rata vesting of Your RSUs based on the number of months You are actually employed during the Vesting Period.

4.    Change in Control. In the event of a Change in Control, the following provisions will apply:

(a)
If the successor company assumes the RSUs or substitutes other restricted stock units for such RSUs and You incur a Qualifying Termination within the Protection Period, unvested RSUs (or substitute restricted stock units) will fully vest on the later of (i) the date of Your Qualifying Termination or (ii) immediately prior to the occurrence of the Change in Control.

(b)	If the successor company does not assume the RSUs, or substitute other restricted stock units for the RSUs, unvested RSUs will fully vest immediately prior to the occurrence of the Change in Control.
In the event You incur a Qualifying Termination not within the Protection Period, the provisions of Section 3 will apply.

5.    Settlement; Tax Withholding. Upon the vesting of Your RSUs, Your RSUs will be settled in Shares within 60 days and You will recognize ordinary income. Notwithstanding the foregoing, to the extent required to

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comply with Section 409A of the Code, if You are a “specified employee” within the meaning of Section 409A of the Code, the delivery of Shares shall be delayed until (a) the six-month anniversary of Your separation from service (within the meaning of Section 409A) or, (b) if earlier, as soon as practicable following Your death. The Company is required to withhold payroll taxes due with respect to that ordinary income. Pursuant to the Plan, at its option the Committee either may (a) have the Company withhold Shares having a Fair Market Value equal to the amount of the tax withholding or (b) require You to pay to the Company the amount of the tax withholding.

6.    Rights as Shareholder. You will not have any rights of a shareholder prior to the receipt of Your Shares following vesting of the RSUs, at which time You will have all of the rights of a shareholder with respect to the Shares received upon the vesting of those RSUs, including the right to vote those Shares and receive all dividends and other distributions, if any, paid or made with respect thereto. Any Shares or cash distributed as dividends with respect to the Shares underlying the RSUs will be subject to the same vesting schedule as the underlying RSUs and shall be settled as provided in Section 5.

7.    Transferability. The RSUs generally may not be transferred, assigned or made subject to any encumbrance, pledge, or charge. Limited exceptions to this rule apply in the case of death, divorce, or gift as provided in Section 12.3 of the Plan.

8.    Clawback. Any Shares issued or other amounts paid or provided to You pursuant to this Certificate (including any gains realized on Shares issued under this Certificate) shall be subject to recovery by the Company in the circumstances and manner provided in any Incentive Compensation Clawback Policy that may be adopted or implemented by the Company and in effect from time to time on or after the date hereof, and You shall effectuate any such recovery at such time and in such manner as the Company may specify. For purposes of this Certificate, the term “Incentive Compensation Clawback Policy” means and includes any policy of the type contemplated by Section 10D of the Securities Exchange Act, any rules or regulations of the Securities and Exchange Commission adopted pursuant thereto, or any related rules or listing standards of any national securities exchange or national securities association applicable to the Company.

9.    Effect on Other Employee Benefit Plans. The value of the RSUs evidenced by this Certificate will not be included as compensation, earnings, salaries, or other similar terms used when calculating Your benefits under any employee benefit plan sponsored by the Company or a Subsidiary, except as such plan otherwise expressly provides.

10.    No Employment Rights. Nothing in this Certificate will confer upon You any right to continue in the employ or service of the Company or any Subsidiary or affect the right of the Company or a Subsidiary to terminate Your employment at any time with or without cause.

11.    Amendment. By written notice to You, the Committee reserves the right to amend the Plan or the provisions of this Certificate provided that no such amendment will impair in any material respect Your rights under this Certificate without Your consent except as required to comply with applicable securities laws or Section 409A of the Code.

12.    Severability. If any term or provision of this Certificate is declared by any court or government authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any term or provision of this Certificate not declared to be unlawful or invalid. Any term or provision of this Certificate so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to such term or provision to the fullest extent possible while remaining lawful and valid.

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13.    Construction. A copy of the Plan has been made available to You and additional copies of the Plan are available upon request to the Company’s Corporate Secretary at the Company’s principal executive office during normal business hours. To the extent that any term or provision of this Certificate violates or is inconsistent with an express term or provision of the Plan, the Plan term or provision shall govern and any inconsistent term or provision in this Certificate shall be of no force or effect.

14.    Binding Effect and Benefit. This Certificate shall be binding upon and, subject to the terms and conditions hereof, inure to the benefit of the Company, its successors and assigns, and You and Your successors and assigns.

15.    Entire Understanding. This Certificate embodies the entire understanding and agreement of the Company and You in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind the Company or You.

16.    Governing Law. This Certificate shall be governed by, and construed in accordance with, the laws of the State of Nevada, without reference to principles of conflict of laws.

Electronic Signature:     [Electronic Signature]

Acceptance Date:    [Acceptance Date]

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